UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

TRIUMPH GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

This Schedule 14A relates solely to preliminary communications made prior to furnishing security holders of Triumph Group, Inc., a Delaware corporation (the “Company”), with a definitive proxy statement and a transaction statement on Schedule 13E-3 related to a proposed transaction with Titan BW Acquisition Holdco Inc., a Delaware corporation (“Parent”), and Titan BW Acquisition Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), in which, among other things, Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Transaction”), upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated February 2, 2025, among the Company, Parent and Merger Sub (the “Merger Agreement”).

This Schedule 14A filing consists of the following documents relating to the Transaction:

•	Form of e-mail distributed by the Company to employees on February 3, 2025

•	Employee FAQ distributed by the Company to employees on February 3, 2025

•	LinkedIn post published by the Company on February 3, 2025

•	Form of e-mail distributed by the Company to customers on February 3, 2025

* * *

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid and information currently available to management. They can be identified by the use of words such as “may,” “might,” “anticipate,” “plan,” “believe,” “potential,” “intend,” “expect,” “strategy,” “will” and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company’s actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following risks: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the risk that the Company’s stockholders may not approve the proposed transaction; (iii) inability to complete the proposed transaction because, among other reasons, conditions to the closing of the proposed transaction may not be satisfied or waived; (iv) uncertainty as to the timing of completion of the proposed transaction; (v) potential adverse effects or changes to relationships with customers, employees, suppliers or other parties resulting from the announcement or completion of the proposed transaction; (vi) potential litigation relating to the proposed transaction that could be instituted against the Company, Titan BW Acquisition Holdco Inc. (the “Buyer”) or their respective directors and officers, including the effects of any outcomes related thereto; or (vii) possible disruptions from the proposed transaction that could harm the Company’s or Buyer’s business, including current plans and operations. Further information regarding the important factors that could cause actual results to differ from projected results can be found in the Company’s reports filed or that may be filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended March 31, 2024 and our Quarterly Reports on Form 10-Q for the fiscal quarters ended June 30, 2024 and September 30, 2024. Any forward-looking information provided in this document should be considered with these factors in mind. We assume no obligation to update any forward-looking statements contained in this document.

Important Additional Information and Where to Find It

In connection with the proposed transaction between the Company and Buyer, the Company intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the proxy materials to each stockholder entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website (https://www.triumphgroup.com/investor-relations) or by contacting the investor relations department of the Company.

Participants in the Solicitation

The Company and its directors and executive officers, including Daniel J. Crowley, Chairman, President and Chief Executive Officer, Barbara Humpton, Colleen C. Repplier, Courtney Mather, Cynthia M. Egnotovich, Daniel P. Garton, Mark C. Cherry, Neal J. Keating, Partrick Allen, all of whom are members of the Company’s Board of Directors, as well as James McCabe, Senior Vice President and Chief Financial Officer, Jennifer Allen, Chief Administrative Officer, Senior Vice President, General Counsel and Secretary, Thomas Quigley, Vice President, Investor Relations, Mergers & Acquisitions & Treasurer, Kai Kasiguran, Vice President, Controller may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed transaction. Additional information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, can be found under the captions “Security Ownership of Principal Stockholders and Management,” “Board of Directors—Director Compensation,” and “Compensation Discussion and Analysis” contained in the Company’s proxy statement on Schedule 14A filed with the SEC on June 24, 2024. To the extent that the Company’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the 2024 Proxy Statement, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4, Initial Statements of Beneficial ownership on Form 3, or amendments to beneficial ownership reports on Schedules 13D filed with the SEC: Form 4, filed by Kai W. Kasiguran, with the filings of the Company on September 3, 2024; Form 4, filed by Colleen C. Repplier, with the filings of the Company on August 12, 2024; Form 4, filed by Courtney Mather, with the filings of the Company on August 12, 2024; Form 4, filed by Neal J. Keating, with the filings of the Company on August 12, 2024; Form 4, filed by Daniel P. Garton, with the filings of the Company on August 12, 2024; Form 4, filed by Barbara Humpton, with the filings of the Company on August 12, 2024; Form 4, filed by Cynthia M. Egnotovich, with the filings of the Company on August 12, 2024; Form 4, filed by Patrick E. Allen, with the filings of the Company on August 12, 2024; Form 3, filed by Mark C. Cherry, with the filings of the Company on August 12, 2024 and Form 4, filed by Mark C. Cherry, with the filings of the Company on August 9, 2024.

Information regarding the identity of the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at https://www.triumphgroup.com/investor-relations.

Employee E-mail

TRIUMPH Team Members:

I am writing with exciting news about the future of our company. Moments ago, we announced [https://www.triumphgroup.com/news/d8bbb1f6-86ea-4234-9d49-973f01e97979] that TRIUMPH has agreed to be acquired by affiliates of growth-focused private equity firms Warburg Pincus and Berkshire Partners in an all-cash transaction that will make TRIUMPH a private company. Warburg Pincus is the pioneer of private equity global growth investing and Berkshire Partners is a multi-sector specialist investor in private and public equity. Importantly, both Warburg Pincus and Berkshire Partners have strong track records of partnering with and helping to grow companies across aerospace and defense.

As you know, we have been taking significant steps to position TRIUMPH as a valued provider of mission-critical engineered systems and proprietary components for both OEM and aftermarket customers. We successfully optimized our portfolio, built around a world class team and capabilities while meeting the challenges of the last several years. This transaction is the culmination of our team’s collective One Company efforts and perseverance.

As we enter this next chapter for our Company, I would like to thank all of our TRIUMPH employees, suppliers and customers for being a part of this journey. TRIUMPH’s senior leadership team and I are proud of what we have accomplished to transform TRIUMPH into a world class organization. It is clear from our conversations with Warburg Pincus and Berkshire Partners that they share in our view that TRIUMPH has significant potential for further growth, and I’m confident that this partnership will ensure a bright future for TRIUMPH.

Warburg Pincus and Berkshire Partners recognize the value our employees bring and are enthusiastic about partnering with us in our next chapter. As a privately held company partnering with Warburg Pincus and Berkshire Partners, TRIUMPH will have an enhanced ability to meet our customers’ evolving needs for this dynamic industry. Over the long-term, we also expect that this will create even more opportunities for the TRIUMPH team as we grow our business.

This transaction will help us not only advance our strategic objectives but also achieve our goal to maximize value for our shareholders. Upon close, TRIUMPH shareholders will receive $26.00 per share in cash, representing a 123% premium over the last trading day prior to media speculation regarding a possible transaction. We see this as a win-win for all of our stakeholders.

Next Steps – Business as Usual

While today is an exciting day, please keep in mind that this announcement is just the first step. The transaction, which has been unanimously approved by the TRIUMPH Board of Directors, is expected to close in the second half of calendar year 2025, following approval by TRIUMPH shareholders and receipt of required regulatory approvals. Until then, we will continue to operate as an independent, publicly traded company conducting business as usual – upholding our high standard of execution.

I know you must have questions about this announcement, and attached is an FAQ. For any additional questions, please reach out to your Site or HR Leader. While we don’t yet have all of the answers, we are committed to keeping you all informed as we move through this process.

Thank you for your contributions and commitment to TRIUMPH – let’s keep up the momentum and continue to perform to our collective potential in the fourth quarter.

Sincerely,

Dan C.

Consistent with TRIUMPH’s policies, please forward any inquiries from the media to Kyle Beeson at [***] and any inquiries from investors to Tom Quigley at [***].

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid and information currently available to management. They can be identified by the use of words such as “may,” “might,” “anticipate,” “plan,” “believe,” “potential,” “intend,” “expect,” “strategy,” “will” and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company’s actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following risks: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the risk that the Company’s stockholders may not approve the proposed transaction; (iii) inability to complete the proposed transaction because, among other reasons, conditions to the closing of the proposed transaction may not be satisfied or waived; (iv) uncertainty as to the timing of completion of the proposed transaction; (v) potential adverse effects or changes to relationships with customers, employees, suppliers or other parties resulting from the announcement or completion of the proposed transaction; (vi) potential litigation relating to the proposed transaction that could be instituted against the Company, Titan BW Acquisition Holdco Inc. (the “Buyer”) or their respective directors and officers, including the effects of any outcomes related thereto; or (vii) possible disruptions from the proposed transaction that could harm the Company’s or Buyer’s business, including current plans and operations. Further information regarding the important factors that could cause actual results to differ from projected results can be found in the Company’s reports filed or that may be filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended March 31, 2024 and our Quarterly Reports on Form 10-Q for the fiscal quarters ended June 30, 2024 and September 30, 2024. Any forward-looking information provided in this document should be considered with these factors in mind. We assume no obligation to update any forward-looking statements contained in this document.

Employee FAQ

2

1.	Who are Warburg Pincus and Berkshire Partners? Why are they interested in acquiring TRIUMPH? Why are they the right partners for TRIUMPH?

•	Warburg Pincus and Berkshire Partners are growth-focused private equity firms with have deep experience investing in and developing industry leading aerospace platforms.

•	The firms have partnered together on numerous investments, and the individuals involved with their investment in Triumph have collaborated on other aerospace investments.

•	Both firms view Triumph as a critical supplier of aerospace components, with a strong portfolio of highly engineered products and attractive, long term secular growth tailwinds.

•

The firms value Triumph’s strong reputation as a leader in highly engineered aerospace components and systems and look forward to working with TRIUMPH’s talented global team to increase opportunities for its portfolio and capture the growing demand for high quality aerospace components.

•	With their support, we will have an enhanced ability to meet our customers’ evolving needs and provide more opportunities for our valued employees.

2.	What does it mean to become a private company? Does this mean we are a private company today?

•

Becoming a private company means that once the transaction is completed (which is expected in the second half of calendar year 2025), TRIUMPH’s stock will no longer be listed or traded on the New York Stock Exchange (or any public stock exchange), and we will cease to be an SEC-reporting company.

•	While this is a change in the Company’s ownership structure, at this time, we do not expect it to change our strategy or business priorities.

•	The change in structure has no impact on our product offering, contracts, or performance and quality requirements.

•	Until the transaction is completed, TRIUMPH remains a publicly owned company. We will continue operating as usual both before and after closing of the transaction.

3.	What will happen to my job at TRIUMPH?

•	This transaction is a change in ownership, not a change in strategy. TRIUMPH will remain a standalone company post-close.

•	We believe that this partnership will create even more opportunities for TRIUMPH, our team and our customers.

•	Both firms are focused on growing the business and creating a leading supplier of aerospace components.

TRIUMPH 555 E. Lancaster Avenue Suite 400 Radnor, PA 19087 | Tel: 610.251.1000 Fax: 610.251.1555 | tgicomm@triumphgroup.com

4.	Does this impact TRIUMPH’s go-forward strategy? What plans do Warburg Pincus and Berkshire Partners have for TRIUMPH?

•	This transaction is the culmination of our team’s collective One Company efforts and perseverance to successfully optimize our portfolio, built around a world class team and capabilities.

•

Berkshire Partners and Warburg Pincus look forward to working with TRIUMPH’s talented global team to increase opportunities for our portfolio and capture the growing demand for high quality aerospace components.

•

Both firms invested behind TRIUMPH because they see the value and potential in what we have been doing for many years and want to support our continued efforts on those same dimensions. As such, we will continue to execute on a similar strategy going forward.

5.	What will happen to my compensation and benefits? What will happen to my 401k?

•	We will continue to operate as an independent public company until closing.

•	We do not anticipate any changes to our normal compensation planning for fiscal year 2026.

•	TRIUMPH’s performance and merit cycle will continue as scheduled.

•	Employees will continue to be eligible to participate in the 401(k) Plan.

6.	How will this impact the Employee Stock Purchase Plan?

•	The current option period under the Employee Stock Purchase Plan (ESPP) will end on March 31, 2025.

•	After that time, we anticipate changes in the ESPP in preparation for closing.

•	We will communicate more as we work toward closing.

7.	What happens to union contracts?

•	All collective bargaining agreements with TRIUMPH’s unions will continue following the transaction closing.

•	We expect our employees to benefit as we execute on our strategic priorities and capture the strong demand of today’s market.

8.	What should we expect between now and closing?

•

We are operating business as usual until the transaction closes. We currently anticipate that closing will occur in the second half of calendar year 2025. Closing will be subject to TRIUMPH shareholder and certain required regulatory approvals.

•	Over the coming months, a dedicated team will be working closely with Warburg Pincus and Berkshire Partners to plan for TRIUMPH to begin operating as a private company after the closing.

•	We’ll keep you informed, as appropriate, as we move through the process.

TRIUMPH 555 E. Lancaster Avenue Suite 400 Radnor, PA 19087 | Tel: 610.251.1000 Fax: 610.251.1555 | tgicomm@triumphgroup.com

9.	When will I receive additional information on this transaction? Who can I speak to if I have further questions?

•	We recognize employees may have more questions in the coming weeks, and we appreciate your patience.

•	While we don’t have all the answers today, please know that we are committed to keeping you informed of important developments, as appropriate, as we move through this process.

•	If you have additional questions, please reach out to your Site or HR Leader.

TRIUMPH 555 E. Lancaster Avenue Suite 400 Radnor, PA 19087 | Tel: 610.251.1000 Fax: 610.251.1555 | tgicomm@triumphgroup.com

LinkedIn Post

We are excited to announce that TRIUMPH has entered into a definitive agreement to be acquired by affiliates of growth-focused private equity firms Warburg Pincus, Warburg Pincus LLC, and Berkshire Partners Berkshire Partners.

In addition to delivering immediate, certain and premium cash value to our shareholders, this transaction will enable us to better meet our customers’ evolving needs. We look forward to partnering with Warburg Pincus and Berkshire Partners in this next chapter as a private company and to building on our reputation as a leader in service of the aerospace industry.

Important information: https://lnkd.in/eJbiJgDk

Web Link

triumphgroup.com

Customer Letter

Re: An Exciting Next Chapter for TRIUMPH

Dear Customer

I am reaching out with news about TRIUMPH. We recently announced an agreement to be acquired by affiliates of growth-focused private equity firms Warburg Pincus and Berkshire Partners. This is an important milestone in TRIUMPH’s journey and an exciting development for our Company and all TRIUMPH stakeholders. You can read more about it in our press release here :

https://triumphgroup.com/news/d8bbb1f6-86ea-4234-9d49-973f01e97979

In case you’re unfamiliar, Warburg Pincus is the pioneer of private equity global growth investing and Berkshire Partners is a growth-focused private equity firm based in Boston. Importantly, both Warburg Pincus and Berkshire Partners have strong track records of partnering with and helping to grow leading aerospace and defense companies.

We are pleased to have reached this agreement, which recognizes TRIUMPH’s position as a valued provider of mission-critical engineered systems and proprietary components for both OEM and aftermarket customers. Moreover, it is a meaningful recognition of the work our Company has undergone to successfully execute a comprehensive plan to put TRIUMPH on an accelerated path to value creation.

Looking ahead, with our new partners, we will be well positioned to capture the growing demand for high quality aerospace components and support our customers’ evolving needs in this dynamic industry. Warburg Pincus and Berkshire Partners recognize the value we deliver for our customers, like you, and that won’t change.

To that end, I want to emphasize TRIUMPH will continue with business as usual and there will be no change to your existing contract, performance requirements or key contacts at TRIUMPH.

In terms of next steps, we expect the transaction to close in the second half of calendar year 2025, following approval by TRIUMPH shareholders and receipt of required regulatory approvals. Until then, we will continue to operate as an independent, publicly traded company, and it remains business as usual at TRIUMPH. If you have additional questions, you can reach out to your usual point of contact.

Thank you for your continued support and partnership. We look forward to building on it for years to come.

Sincerely,

XXXXX

TRIUMPH 555 E. Lancaster Avenue Suite 400 Radnor, PA 19087 | Tel: 610.251.1000 Fax: 610.251.1555 | tgicomm@triumphgroup.com

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid and information currently available to management. They can be identified by the use of words such as “may,” “might,” “anticipate,” “plan,” “believe,” “potential,” “intend,” “expect,” “strategy,” “will” and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company’s actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following risks: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the risk that the Company’s stockholders may not approve the proposed transaction; (iii) inability to complete the proposed transaction because, among other reasons, conditions to the closing of the proposed transaction may not be satisfied or waived; (iv) uncertainty as to the timing of completion of the proposed transaction; (v) potential adverse effects or changes to relationships with customers, employees, suppliers or other parties resulting from the announcement or completion of the proposed transaction; (vi) potential litigation relating to the proposed transaction that could be instituted against the Company, Titan BW Acquisition Holdco Inc. (the “Buyer”) or their respective directors and officers, including the effects of any outcomes related thereto; or (vii) possible disruptions from the proposed transaction that could harm the Company’s or Buyer’s business, including current plans and operations. Further information regarding the important factors that could cause actual results to differ from projected results can be found in the Company’s reports filed or that may be filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended March 31, 2024 and our Quarterly Reports on Form 10-Q for the fiscal quarters ended June 30, 2024 and September 30, 2024. Any forward-looking information provided in this document should be considered with these factors in mind. We assume no obligation to update any forward-looking statements contained in this document.

Important Additional Information and Where to Find It

In connection with the proposed transaction between the Company and Buyer, the Company intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the proxy materials to each stockholder entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY

TRIUMPH 555 E. Lancaster Avenue Suite 400 Radnor, PA 19087 | Tel: 610.251.1000 Fax: 610.251.1555 | tgicomm@triumphgroup.com

WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website (https://www.triumphgroup.com/investor-relations) or by contacting the investor relations department of the Company.

Participants in the Solicitation

The Company and its directors and executive officers, including Daniel J. Crowley, Chairman, President and Chief Executive Officer, Barbara Humpton, Colleen C. Repplier, Courtney Mather, Cynthia M. Egnotovich, Daniel P. Garton, Mark C. Cherry, Neal J. Keating, Partrick Allen, all of whom are members of the Company’s Board of Directors, as well as James McCabe, Senior Vice President and Chief Financial Officer, Jennifer Allen, Chief Administrative Officer, Senior Vice President, General Counsel and Secretary, Thomas Quigley, Vice President, Investor Relations, Mergers & Acquisitions & Treasurer, Kai Kasiguran, Vice President, Controller may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed transaction. Additional information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, can be found under the captions “Security Ownership of Principal Stockholders and Management,” “Board of Directors—Director Compensation,” and “Compensation Discussion and Analysis” contained in the Company’s proxy statement on Schedule 14A filed with the SEC on June 24, 2024. To the extent that the Company’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the 2024 Proxy Statement, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4, Initial Statements of Beneficial ownership on Form 3, or amendments to beneficial ownership reports on Schedules 13D filed with the SEC: Form 4, filed by Kai W. Kasiguran, with the filings of the Company on September 3, 2024; Form 4, filed by Colleen C. Repplier, with the filings of the Company on August 12, 2024; Form 4, filed by Courtney Mather, with the filings of the Company on August 12, 2024; Form 4, filed by Neal J. Keating, with the filings of the Company on August 12, 2024; Form 4, filed by Daniel P. Garton, with the filings of the Company on August 12, 2024; Form 4, filed by Barbara Humpton, with the filings of the Company on August 12, 2024; Form 4, filed by Cynthia M. Egnotovich, with the filings of the Company on August 12, 2024; Form 4, filed by Patrick E. Allen, with the filings of the Company on August 12, 2024; Form 3, filed by Mark C. Cherry, with the filings of the Company on August 12, 2024 and Form 4, filed by Mark C. Cherry, with the filings of the Company on August 9, 2024.

Information regarding the identity of the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at https://www.triumphgroup.com/investor-relations.

TRIUMPH 555 E. Lancaster Avenue Suite 400 Radnor, PA 19087 | Tel: 610.251.1000 Fax: 610.251.1555 | tgicomm@triumphgroup.com